Exhibit 99.1

Winland: The Way Forward
David Gagne, Chief Executive Officer
February 7, 2013

Certain statements in this presentation relate to future results that are forward-
 looking statements as defined in the Private Securities Litigation Reform Act of
 1995. This presentation contains statements involving risks and uncertainties, including statements relating to Winland Electronics’ market opportunity and future business prospects. Actual results may differ materially and reported results should not be considered as an indication of future performance. Factors that could cause actual results to differ are included in Winland Electronics'
 Annual Report on Form10K and Quarterly Reports on Form 10Q.

SAFE HARBOR STATEMENT

WATERBUG®
WB-800
WATERBUG®
By WINLAND ELECTRONICS, INC.
TEMP ALERT
VEHICLE ALERT

72°F
RED
EA800

WINLAND ELECTRONICS, INC.

WINLAND ELECTRONICS, INC. (AMEX:WEX)
An industry leader in critical environmental monitoring solutions
Temp°Alert®
WaterBug Alert®
Humid-Alert™
Vehicle-Alert™
EnviroAlert®

STRATEGY OPTIONS
1. Maintain company at status quo as hardware-centric provider of top-of-the-line critical environmental monitoring solutions
2. Sell or liquidate the business
3. Execute on a growth strategy to become the leading provider of real-time cloud-based, environmental monitoring
 • Leverage existing products to our loyal existing customer base through an established distribution network
 • Create a promising new SaaS-based technology platform using our EnviroAlert800-ip product (an established and proven
 solution) to create a highly-profitable business model with a recurring revenue stream

RECOMMENDATION:
  Why?
 • A strong serviceable obtainable market (SOM) of $400MM exists
 • Fragmented market currently with small “leaders” (no gorilla)
 • 100% of prospects believe they need environmental monitoring
 • Low current adoption in the SOM exists
 • Winland has the right technology direction and unique relationships to leverage
 • Winland already has ~60,000 “EnviroAlert” units as an installed base

 What?
 • Focus on and penetrate key retail drug and food market segments (SOM’s)

 How?
 • Leverage the explosion in M2M, mobile and cloud services to transform to a SaaS company
 • Invest in software/product development to work with our EnviroAlert800IP
 • Rebrand the company: Be a world-class, digitally savvy sales/marketing/support company
 • Expand direct sales, security integrator partnerships and marketing efforts
 • Minimize impact of SaaS business growth on our legacy business during transition

Execute on a growth strategy to become the leading provider
of real-time, cloud-based, environmental monitoring

Info
Devices
Static Info
Appliances
Mobile Devices
WINLAND
ELECTRONICS, INC.
Static Devices
Embedded Devices

WINLAND™
ELECTRONICS, INC.

THE INTELLIGENT DEVICE HIERARCHY
Mobile Phones, Smart Phones
Notebooks, Mobile Terminals
Tablets, Media Players
Desktop PCs
Servers/Storage
Routers/Switches/Gateways
Printers/Imaging
Game/Media Equipment and Players
Consumer/Commercial Vehicle
Off-Highway Vehicles
Air/Rail/Transit/Marine
Navigation Systems
Mobile Healthcare Devices
Building Equipment
Retail/Vending/POS/ATMs
Industrial Machinery
Healthcare Equipment
Power Distribution/Infrastructure
Controllers, Sensors
Instruments, Meters
Microprocessors
Microcontrollers
Source: Harbor Research, Inc.

WINLAND’S SERVICEABLE OBTAINABLE MARKETS (SOM)

 Target market size: ~$400 million
• Clinics/Labs/Nursing Homes $125 million
• Commercial Kitchens $70 million
• Convenience Stores $70 million
• Healthcare (e.g., hospitals) $48 million
• Independent Pharmacies $11 million
• National Retail Pharmacies $15 million
• Quick Serve Restaurants $64 million
Food / Healthcare / Drug
Source: Winland Market Research Study 2012, Cicso 2012
Worldwide M2M Sales in 2012 (est.): $328 billion
Total U.S. market Food / Healthcare / Drug: $900 million

WHY THESE MARKETS?

Key segments in the food, drug and healthcare industries are fragmented, small and unfocused

Nat'l and Reg'l Pharmacies 32,000
Hospital, 6,000
Independent Pharmacies 23,000
Connvenience Stores 148,000
Commercial Kitchens 125,000
Quick-Serve Restaurants 145,000
Clinics / Labs / NHs 264,000

Total Locations = 743,000

Shared ROI Across Segments

- Inventory Loss
  - Drugs at risk: $60k - $2M
  - Over 100 billion pounds of food spoiled each year
- Labor savings:
  - Capture data and create reports: $3k - 5k/location
- Fines:
  - Statutory non-compliance: ~$5k - $50k/location
- Potential litigation exposure

Source: Winland Market Research Study 2012

WINLAND ELECTRONICS, INC.

8

MARKET RESEARCH STUDY
Results prove positive outlook for New SaaS Platform

• Close to 90 governmental, industry association, industry publication and analyst organizations contacted with intelligence and guidance collected

• More than 25 market segments and correlated studies analyzed

• Close to 5,000 calls made into key partners, customers and prospects

• Strategy meetings with key solution integrators, current distributors and manufacturer’s reps.

• Competitive assessment completed on environmental monitoring companies

• Full product and technology assessment completed

WINLAND MARKET RESEARCH STUDY

80%
70%
60%
50%
40%
30%
20%
10%
0%
Critical
Very Important
Important
Not Important
Not at all Important
Clinics
Independent Pharmacies
Convenience Stores
Refrigerated Food Warehouses

WINLAND™ ELECTRONICS, INC.

STRONG POTENTIAL DEMAND
78% Verticals indicating environmental
 monitoring is critical, very
 important or important
Critical or Very Important
92% Clinics
80% Refrigerated food warehouses
63% Independent pharmacies
42% Convenience stores
22% Verticals indicating
 monitoring is not important
Importance of
Environmental Monitoring
by Verticals
Source: Winland Market Research Study 2012

60%
50%
40%
30%
20%
10%
0%
Clinics
Refrigerated Food Warehouses
Independent Pharmacies
Convenience Stores

WINLAND™ ELECTRONICS, INC.

LOGS ARE IMPORTANT
Sample logging requirements:
Clinics
•  State medical board
•  FDA
•  Internal departments/Parent
   organization
•  CLIA certification
   (HHS/Medicare/Medicaid)
Refrigerated food warehouses
•  FDA
•  AIB/HACCP accreditation
•  Local health departments
•  USDA
Independent pharmacies
•  PCCA - Professional Compounding
   Centers of America certification
•  CLIA certification
   (HHS/Medicare/Medicaid)
•  State Pharmaceutical Association
Convenience stores
•  State health department
•  Local health department
•  Internal departments
Logging required by Vertical
Source: Winland Market Research Study 2012

50%
40%
30%
20%
10%
0%
Reliable
Good Value
Accurate
Innovative
Easy to Use

"**Reliable**" used by almost half of users interviewed to describe Winland.

WINLAND™ ELECTRONICS, INC.

EARLY POSITIVE FEEDBACK ON WINLAND EA800-IP
EA800-ip user word frequency
% of EA800IP users
Source: Winland Market Research Study 2012
92% of brand attributes are positive
Other notable words: Supportive, Useful/Functional,
    Quality, Conscientious, Progressive

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Cloud Aware
Using Cloud
Like Cloud

WINLAND™
ELECTRONICS, INC.

USERS LIKE THE EA800-IP’S CLOUD FUNCTIONALITY
100% Users aware of EA800-ip’s
 cloud capability
83% Currently using cloud
 functionality (100% like it!)
Customer comments:
“I love the cloud - it’s great. Everything
 I need is on there.”
“I’m logged into the website all
 the time.”
“The cloud has been 100% useful
  for me.”
% of
EA800IP users
Source: Winland Market Research Study 2012

100%
100%
80%
60%
40%
20%
0%
% of EA800IP users
Price greatly outweighs value
Price somewhat outweighs value
Price = Value
Value somewhat outweights price
Value greatly exceeds price
Medical device
Clinic
Pharmacy
Refrigerated food warehouse
Convenience store

WINLAND™ ELECTRONICS, INC.

MEDICAL EA800-IP USERS SEE GREAT PRICE-TO-VALUE
“The competition is at least 10 times the
price and even then it doesn’t do what
Winland does.”
“I have so much at stake here, spending this
small amount was a total no-brainer.”
“Losing our certification is not an option …
Spending just a little bit on Winland was easy
to do.”
Overall, EA800-ip users see great
value in the product, with medical
users (device manufacturers/lab,
clinics, pharmacies) seeing
excellent price-to-value.
Source: Winland Market Research Study 2012

60%
50%
40%
30%
20%
10%
0%
Alerts (SMS/email)
Monitoring via Cloud
Reporting/Logging
Integration into Alarm Panel
Wireless Probes

"I like being sent an email if it goes off, but I also like the security guys knowing about it. If it's just a matter of closing a door, they can do that a lot quicker than I can."

"The ability to watch the one unit that's hard to run a cable to is really nice."

WINLAND™ ELECTRONICS, INC.

KEY FEATURES USERS LIKE
ABOUT THE EA800-IP
“Getting a text if the fridge is getting
warm is so key to me.”
“I can watch the temperatures from home
now. No more driving in just for a false
alarm if the defrost cycle is a bit longer
than usual.”
“The logging is perfect.”
% of
EA800IP users
Source: Winland Market Research Study 2012

- Partners valued monitoring via Cloud above all other key features

60%
50%
40%
30%
20%
10%
0%
Alerts (SMS/email)
Monitoring via Cloud
Reporting/Logging
Integration into Alarm Panel
Wireless Probe
Easy Setup
Users
Verticals
Partners

WINLAND™ ELECTRONICS, INC.

NEW MARKETS VALUE THE SAME FUNCTIONALITY
• ~ 50% of users and verticals cite
 alerts as a top feature
• Approximately one-third of users
 and almost 50% of surveyed
 verticals said that reporting and
 logging was a key feature
• 25% of users and 30% of verticals
 said that alarm panel integration
 was a key feature
% Indicating
key feature
Source: Winland Market Research Study 2012

Internet Site 23%
Security Company 77%

Why EA800-ip users started a product search
30%
25%
20%
15%
10%
5%
0%
Recent Product Loss
Logging Requirements
"Peace of Mind"

WINLAND ELECTRONICS, INC.

WHERE EA800-IP USERS FIND WINLAND

Need to improve marketing and distribution:
“It was hard to find Winland on the Internet. We
bought a different product first, then when that fell
apart, we searched again and found Winland.”
“I did extensive research on the Internet but did not
hear about Winland until my security company brought
them to my attention.”
Common reasons for starting a product search:
•  Recent product loss
   “We had two refrigerators die on us recently and we
   lost more than $100,000 of drugs.”
•  Quality/Logging requirements
   “We have a quality department, they came to us and
   asked if we could log our temperatures.”
•  Looking for “peace of mind”
   “Look - we’re closed over the weekend. We’ve lost
   product over the weekend before and I just didn’t
   want to worry about it any more.”
Source: Winland Market Research Study 2012

GO-TO-MARKET STRATEGY

DIEBOLD
tyco
Integrated Systems
STANLEY
Security Solutions
Interface
Systems
WINLAND
ELECTRONICS, INC.

WINLAND ELECTRONICS, INC.

NEW GO-TO-MARKET STRATEGY

Implement new pricing options:
1) Ongoing monthly subscription fee covering both hardware and services
2) Up-front hardware fee plus an ongoing monthly subscription fee for services
Greater account control, predictive revenues, better margins, improved visibility and brand awareness
Integrated Product, Support and
Go-to-Market Strategies
Customers
Manufacturer’s Reps
Winland
Website

SOLUTION ARCHITECTURE
Web Server
Application
Server
Data
Repository
Internet
Report Server
• Modularized Architecture
 • Scalable
 • High-Availability
 • Layered Security
• Web-based monitoring, alerting and reporting solution
• Robust data reporting and compliance
• Enterprise wide administration and security
EnviroAlert 800IP’s
Installed in
monitoring locations
Hosted Environment
Customer Environment

BRANDING AND MARKETING STRATEGY
•  Build a strong brand across all verticals
•  Brand will extend itself as the company grows
•  Opportunity to differentiate from the competition
•  Tactics:
 • Execute on a rebranding initiative (looking at name, logo, colors, etc.)
 • Become “the” thought leader in environmental monitoring
 • New website
 • Aggressive messaging program into target verticals
 • Targeted advertising
 • Lead generation and list management
 • Monthly communications (e.g., email newsletter, blog on website)
 • New vertical trade shows
 • Partner enablement (e.g., training, partner portal reference)
 • Key Alliances & SaaS White Label program

ACCOMPLISHED TO DATE

  PRODUCT DEVELOPMENT
 • Key resources and partners identified
 • Product release plan developed
 • Product development underway
SALES & MARKETING
•  New website and e-commerce
   platform planning underway

•  Rebranding initiative underway
KEY FOCUS AREAS
• Add strong sales, marketing and
 channel management resources
• Create value-based relationships with
 key solution integrators
• Implement new pricing model
 to focus on recurring software
 revenue
• Aggressively market new offering
 through new direct and channel
 programs
GOAL: Significant revenue growth and
 dramatically improved gross margins

PUBLIC SAAS FINANCIAL PERFORMANCE

SEG - SaaS Median Measures					
Measure	3Q11	4Q11	1Q12	2Q12	3Q12
EV/Revenue	3.9x	3.5x	4.5x	4.9x	5.8x
EV/EBITDA	27.1x	28.9x	33.3x	30.0x	37.8x
EV/Earnings	125.8x	87.4x	31.6x	38.0x	41.3x
Current Ratio	1.7	1.7	1.5	1.8	1.5
Cash & Eq ($M)	$69.1	$59.9	$60.7	$83.0	$72.1
Gross Profit Margin	69.8%	70.0%	70.9%	71.0%	71.1%
EBITDA Margin	10.5%	9.2%	9.9%	9.7%	8.4%
Net Income Margin	1.5%	1.5%	-0.4%	0.4%	-0.7%
TTM Revenue Growth	26.8%	25.4%	27.8%	30.3%	27.2%
TTM Total Revenue ($M)	$120.4	$128.4	$139.5	$145.2	$150.4
TTM Total EBITDA ($M)	$12.7	$12.7	$12.0	$12.2	$12.3
Debt/Equity Ratio	4.7%	3.5%	2.5%	7.1%	7.5%

- Median TTM revenue growth rate of SaaS Index: 25% (five consecutive quarters)
- SEG expects TTM revenue to surpass 30% by 2Q13
- Operating expenses increased across the board as SaaS companies increased spending in marketing and development

Q32012 The Software Industry Financial Report
Software Equity Group, L.L.C.

WINLAND ELECTRONICS, INC.

24

A SOLID, WELL-DEFINED STRATEGY
 Strong market potential
 • A strong serviceable obtainable market (SOM) of $400MM exists
 • Current “leaders” are small (no gorilla) and market is fragmented
 • 100% of prospects surveyed believe they need environmental monitoring
 • Low current adoption in the SOM exists
 • Winland has the right technology direction and unique relationships to leverage
 • Winland already has ~60,000 “EA” units as an installed base

 Target SOMs defined
 • Focus on and penetrate key retail drug and food market segments (SOM’s)

 Well-Defined Strategy
 • Leverage the explosion in M2M, mobile and cloud services to transform to a SaaS company
 • Invest in software/product development for the 800IP
 • Rebrand the company: Be a world-class, digitally savvy sales/marketing/support company
 • Expand product, direct sales, security integrator partnerships and marketing efforts
 • Minimize legacy business decline while growing SaaS business

QUESTIONS?
Thank you.